SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2004
Date of Report (Date of Earliest Event Reported)

American Spectrum Realty, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-16785	522258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5850 San Felipe, Suite 450, Houston, Texas 77057
(Address of Principal Executive Offices) (Zip Code)

(713) 706-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  Other Events

On March 1, 2004, American Spectrum Realty, Inc. issued a press release announcing that its stockholders had approved a one-for-four reverse stock split of its outstanding shares of common stock.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

Exhibit	Description

99.1	Press Release dated March 1, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

	By:		/s/ William J. Carden
		Name:	William J. Carden
		Title:	Chairman of the Board, President and Chief Executive Officer

Date: March 4, 2004